List of Companies (or Portfolios) with Select Shares

Federated Managed Aggressive Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth & Income Fund (a portfolio of Managed Series Trust) Federated Managed Income Fund (a portfolio of Managed Series Trust)

              List of Companies (or Portfolios) with Class A Shares

Federated Aggressive Growth Fund (a portfolio of Federated Equity Funds) Federated American Leaders Fund, Inc. Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) Federated Bond Fund (a portfolio of Investment Series Funds, Inc.) Federated California Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Capital Appreciation Fund (a portfolio of Federated Equity Funds) Federated Communications Technology Fund (a portfolio of Federated Equity Funds) Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.)
Federated Equity Income Fund, Inc.
Federated European Growth Fund (a portfolio of World Investment Series, Inc.) Federated Fund for U.S. Government Securities, Inc.
Federated Global Equity Income Fund (a portfolio of World Investment Series,
      Inc.)
Federated Global Financial Services Fund (a portfolio of World Investment
     Series, Inc.)
Federated Government Income Securities, Inc.
Federated Growth Strategies Funds (a portfolio of Federated Equity Funds) Federated High Income Bond Fund, Inc.
Federated International Equity Fund (a portfolio of International Series, Inc.) Federated International Growth Fund (a portfolio of World Investment Series,
      Inc.)
Federated International High Income Fund (a portfolio of World Investment
       Series, Inc.)
Federated International Income Fund (a portfolio of International Series, Inc.) Federated International Small Company Fund (a portfolio of World Investment
       Series, Inc.)
Federated Large Cap Growth Fund (a portfolio of Federated Equity Funds) Federated Latin American Growth Fund (a portfolio of World Investment Series,
      Inc.)
Federated Limited Term Fund (a portfolio of Fixed Income Securities, Inc.) (1) Federated Limited Term Municipal Fund (a portfolio of Fixed Income Securities,
      Inc.) (1)
Federated Municipal Opportunities Fund, Inc.
Federated Municipal Securities Fund, Inc.
Federated New York Municipal Income Fund (a portfolio of Municipal Securities
      Income Trust)
Federated North Carolina Municipal Income Fund (a portfolio of Municipal
      Securities Income Trust)
Federated Pennsylvania Municipal Income Fund (a portfolio of Municipal
      Securities Income Trust)
Federated Small Cap Strategies Fund (a portfolio of Federated Equity Funds) Federated Strategic Income Fund (a portfolio of Fixed Income Securities,
      Inc.) (1)
Federated Stock and Bond Fund, Inc.
Federated Utility Fund, Inc.
Federated World Utility Fund (a portfolio of World Investment Series, Inc.) Liberty U.S. Government Money Market Trust (1) (a portfolio of Money Market
      Obligations Trust)

NOTE:      (1)A Distribution Fee of 0.25% of average net assets will be charged on these shares.

           (2) No Initial Sales Load payable upon sales of this Fund.

              List of Companies (or Portfolios) with Class B Shares

Federated Aggressive Growth Fund (a portfolio of Federated Equity Funds) Federated American Leaders Fund, Inc. Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) Federated Bond Fund (a portfolio of Investment Series Funds, Inc.) Federated California Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Capital Appreciation Fund (a portfolio of Federated Equity Funds) Federated Communications Technology Fund (a portfolio of Federated Equity Funds) Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.)
Federated Equity Income Fund, Inc.
Federated European Growth Fund (a portfolio of World Investment Series, Inc.) Federated Fund for U.S. Government Securities, Inc.
Federated Global Equity Income Fund (a portfolio of World Investment Series,
      Inc.)
Federated Global Financial Services Fund (a portfolio of World Investment
      Series, Inc.)
Federated Government Income Securities, Inc.
Federated Growth Strategies Funds (a portfolio of Federated Equity Funds) Federated High Income Bond Fund, Inc.
Federated International Equity Fund (a portfolio of International Series, Inc.) Federated International Growth Fund (a portfolio of World Investment Series,
      Inc.)
Federated International High Income Fund (a portfolio of World Investment
      Series, Inc.)
Federated International Income Fund (a portfolio of International Series, Inc.) Federated International Small Company Fund (a portfolio of World Investment
      Series, Inc.)
Federated Large Cap Growth Fund (a portfolio of Federated Equity Funds) Federated Latin American Growth Fund (a portfolio of World Investment Series,
      Inc.)
Federated Municipal Opportunities Fund, Inc.
Federated Municipal Securities Fund, Inc.
Federated Pennsylvania Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Small Cap Strategies Fund (a portfolio of Federated Equity Funds) Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.)
Federated Stock and Bond Fund, Inc.
Federated Utility Fund, Inc.
Federated World Utility Fund (a portfolio of World Investment Series, Inc.) Liberty U.S. Government Money Market Trust (a portfolio of Money Market
      Obligations Trust)

              List of Companies (or Portfolios) with Class C Shares

Federated Aggressive Growth Fund (a portfolio of Federated Equity Funds) Federated American Leaders Fund, Inc. Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) Federated Bond Fund (a portfolio of Investment Series Funds, Inc.) Federated Capital Appreciation Fund (a portfolio of Federated Equity Funds) Federated Communications Technology Fund (a portfolio of Federated Equity Funds) Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.)
Federated Equity Income Fund, Inc.
Federated European Growth Fund (a portfolio of World Investment Series, Inc.) Federated Fund for U.S. Government Securities, Inc.
Federated Global Equity Income Fund (a portfolio of World Investment Series,
      Inc.)
Federated Global Financial Services Fund (a portfolio of World Investment
      Series, Inc.)
Federated Government Income Securities, Inc.
Federated Growth Strategies Fund (a portfolio of Federated Equity Funds) Federated High Income Bond Fund, Inc.
Federated International Equity Fund (a portfolio of International Series, Inc.) Federated International Growth Fund (a portfolio of World Investment Series,
     Inc.)
Federated International High Income Fund (a portfolio of World Investment
     Series, Inc.)
Federated International Income Fund (a portfolio of International Series, Inc.) Federated International Small Company Fund (a portfolio of World Investment
     Series, Inc.)
Federated Large Cap Growth Fund (a portfolio of Federated Equity Funds) Federated Latin American Growth Fund (a portfolio of World Investment
     Series, Inc.)
Federated Max-Cap Fund (a portfolio of Federated Index Trust)
Federated Mini-Cap Fund (a portfolio of Federated Index Trust)
Federated Municipal Opportunities Fund, Inc.
Federated Municipal Securities Fund, Inc.
Federated Small Cap Strategies Fund (a portfolio of Federated Equity Funds) Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.) Federated Stock and Bond Fund, Inc.
Federated Utility Fund, Inc.
Federated World Utility Fund (a portfolio of World Investment Series, Inc.)

              List of Companies (or Portfolios) with Class F Shares

Federated American Leaders Fund, Inc.
Federated Bond Fund (a portfolio of Investment Series Funds, Inc.)
Federated Equity Income Fund, Inc.
Federated Government Income Securities, Inc.
Federated Limited Term Fund (a portfolio of Fixed Income Securities, Inc.) (1) Federated Limited Term Municipal Fund (a portfolio of Fixed Income Securities,
                Inc.) (1)
Federated Municipal Opportunities Fund, Inc.
Federated Ohio Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.)
Federated Utility Fund, Inc.

           List of Companies (or Portfolios) with Institutional Shares

Automated Cash Management Trust (a portfolio of Money Market Obligations Trust) California Municipal Cash Trust (a portfolio of Federated Municipal Trust) Federated ARMs Fund Federated GNMA Trust Federated Government Ultra Short Fund (a portfolio of Federated Institutional Trust) Federated Income Trust Federated Intermediate Income Fund (a portfolio of Federated Income Securities Trust) Federated Intermediate Municipal Trust (a portfolio of Intermediate Municipal Trust) Federated Limited Duration Fund (a portfolio of Federated Total Return Series, Inc.) Federated Managed Aggressive Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth & Income Fund (a portfolio of Managed Series Trust) Federated Managed Income Fund (a portfolio of Managed Series Trust) Federated Max-Cap Fund (a portfolio of Federated Index Trust) Federated Mini-Cap Fund (a portfolio of Federated Index Trust) Federated Mortgage Fund (a portfolio of Federated Total Return Series, Inc.) Federated Short-Term Income Fund (a portfolio of Federated Income Securities Trust) Federated Short-Term Municipal Trust Federated Total Return Bond Fund (a portfolio of Federated Total Return Series, Inc.) Federated U.S. Government Securities Fund: 1-3 years Federated U.S. Government Securities Fund: 2-5 years Federated U.S. Government Securities
Fund: 5-10 years Florida Municipal Cash Trust (a portfolio of Federated Municipal Trust) Government Obligations Tax-Managed Fund (a portfolio of Money Market Obligations Trust) Government Obligations Fund (a portfolio of Money Market Obligations Trust) Michigan Municipal Cash Trust (a portfolio of Federated Municipal Trust) Minnesota Municipal Cash Trust (a portfolio of Federated Municipal Trust) Municipal Obligations Fund (a portfolio of Money Market Obligations Trust II) New Jersey Municipal Cash Trust (a portfolio of Federated Municipal Trust) Ohio Municipal Cash Trust (a portfolio of Federated Municipal Trust) Pennsylvania Municipal Cash Trust (a portfolio of Federated Municipal Trust) Prime Cash Obligations Fund (a portfolio of Money Market Obligations Trust II) Prime Obligations Fund (a portfolio of Money Market Obligations Trust) Prime Value Obligations Fund (a portfolio of Money Market Obligations Trust II) Tax-Free Obligations Fund (a portfolio of Money Market Obligations Trust) Tennessee Municipal Cash Trust (a portfolio of Federated Municipal Trust) Treasury Obligations Fund (a portfolio of Money Market Obligations Trust) U.S. Treasury Cash Reserves (a portfolio of Money Market Obligations Trust) Virginia Municipal Cash Trust (a portfolio of Federated Municipal Trust)

       List of Companies (or Portfolios) with Institutional Service Shares

Arizona Municipal Cash Trust (a portfolio of Federated Municipal Trust) California Municipal Cash Trust (a portfolio of Federated Municipal Trust) Connecticut Municipal Cash Trust (a portfolio of Federated Municipal Trust) Federated ARMs Fund Federated GNMA Trust Federated Government Ultra Short Fund (a portfolio of Federated Institutional Trust) Federated Income Trust Federated Intermediate Income Fund (a portfolio of Federated Income Securities Trust) Federated Limited Duration Fund (a portfolio of Federated Total Return Series, Inc.) Federated Max Cap Fund (a portfolio of Federated Index Trust) Federated Mortgage Fund (a portfolio of Federated Total Return Series, Inc.) Federated Short-Term Income Fund (a portfolio of Federated Income Securities Trust) Federated Short Term Municipal Trust Federated Total Return Bond Fund (a portfolio of Federated Total Return Series, Inc.) Federated Ultrashort Bond Fund (a portfolio of Federated Total Return Series, Inc.) Federated U.S. Government Securities Fund: 1-3 years Federated U.S. Government Securities Fund: 2-5 years Federated U.S. Government Securities Fund: 5-10 years Government Obligations Fund (a portfolio of Money Market Obligation Trust) Government Obligations Tax-Managed Fund (a portfolio of Money Market Obligations Trust) Massachusetts Municipal Cash Trust (a portfolio of Federated Municipal Trust) Michigan Municipal Cash Trust (a portfolio of Federated Municipal Trust) Municipal Obligations Fund (a portfolio of Money Market Obligations Trust II) New Jersey Municipal Cash Trust (a portfolio of Federated Municipal Trust) New York Municipal Cash Trust (a portfolio of Federated Municipal Trust) Ohio Municipal Cash Trust (a portfolio of Federated Municipal Trust) Pennsylvania Municipal Cash Trust (a portfolio of Federated Municipal Trust) Prime Cash Obligations Fund (a portfolio of Money Market Obligations Trust II) Prime Obligations Fund (a portfolio of Money Market Obligations Trust) Prime Value Obligations Fund (a portfolio of Money Market Obligations Trust II) Tax-Free Instruments Trust Tax-Free Obligations Fund (a portfolio of Money Market Obligations Trust) Tennessee Municipal Cash Trust (a portfolio of Federated Municipal Trust) Treasury Obligations Fund (a portfolio of Money Market Obligations Trust) U.S. Treasury Cash Reserves (a portfolio of Money Market Obligations Trust) Virginia Municipal Cash Trust (a portfolio of Federated Municipal Trust)

              List of Companies (or Portfolios) with Cash II Shares

Automated Cash Management Trust (a portfolio of Money Market Obligations Trust) Florida Municipal Cash Trust (a portfolio of Federated Municipal Trust) New York Municipal Cash Trust (a portfolio of Federated Municipal Trust) Ohio Municipal Cash Trust (a portfolio of Federated Municipal Trust)

            List of Companies (or Portfolios) with Investment Shares

Tax-Free Instruments Trust

            List of Companies (or Portfolios) with Cash Series Shares

Minnesota Municipal Cash Trust (a portfolio of Federated Municipal Trust) Pennsylvania Municipal Cash Trust (a portfolio of Federated Municipal Trust)

         List of Companies (or Portfolios) with Boston 1784 Fund Shares

Massachusetts Municipal Cash Trust (a portfolio of Federated Municipal Trust)

      List of Companies (or Portfolios) with Institutional Capital Shares)


Municipal Obligations Fund (a portfolio of Money Market Obligations Trust II) Prime Cash Obligations Fund (a portfolio of Money Market Obligations Trust II) Prime Value Obligations Fund (a portfolio of Money Market Obligations Trust II) Treasury Obligations Fund (a portfolio of Money Market Obligations Trust)